Institutional Class Shares SFSDX

SF Group Short Duration
Fixed Income Fund

A series of the
Starboard Investment Trust

SUMMARY PROSPECTUS
 March 24, 2015
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks.  You can find the Fund's Prospectus and other information about the Fund online at www.ncfunds.com.  You can also get this information at no cost by calling 1-800-773-3863 or by sending an e-mail request to info@ncfunds.com.  The Fund's Prospectus and Statement of Additional Information are incorporated by reference into this Summary Prospectus.
INVESTMENT OBJECTIVES
The SF Group Short Duration Fixed Income Fund seeks preservation of capital through a combination of capital appreciation and income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
(fees paid directly from your investment)
Institutional
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed)	None
Exchange Fee	None

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Institutional
Management Fees	0.25%
Distribution and/or Service (12b‑1) Fees	None
Other Expenses	0.99%
Total Annual Fund Operating Expenses	1.24%
Less Fee Waiver and/or Expense Limitation[2]	0.49%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	0.75%
1.  Since the Fund is newly organized, "Other Expenses" are based on estimated expenses for the current fiscal year.
2.  The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and acquired fund fees and expenses) to not more than 0.75% of the average daily net assets of the Fund through August 29, 2016.  The Expense Limitation Agreement may not be terminated prior to that date.  The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.  Further, net annual operating expenses for the Fund may exceed those contemplated by the waiver due to acquired fund fees and other expenses that are not waived under the Expense Limitation Agreement.

Example:  This example shows you the expenses you may pay over time by investing in the Fund. Since all mutual funds use the same hypothetical conditions, this example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same.  The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or expense limitations. The calculation of costs for the remaining periods takes such fee waivers and/or expense limitation into account only for the first year of the periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SF Group Short Duration Fixed Income Fund	1 Year	3 Years
Institutional Class	$77	$345
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. The Fund has not yet been in operation for a full fiscal year and has not yet had any portfolio turnover.

PRINCIPAL INVESTMENT STRATEGIES
The Fund is a diversified fund and will be broadly diversified across U.S. investment-grade sectors.
US Treasuries	0-20%
US Government agencies	0-40%
Investment grade corporate bonds	0-60%
Agency mortgage backed securities	0-30%
Commercial mortgage backed securities	0-30%
Asset backed securities	0-40%
Municipal	0-25%
The Fund's sub-advisor, Logan Circle Partners, L.P. (the "Sub-Advisor") seeks to generate  returns in excess of its benchmark through actively managed sector and security-level strategies while minimizing additional duration risk relative to its index, the Barclays U.S. Short Treasury 9-12 Month Index. The Fund seeks to preserve principal through a combination of capital appreciation and income. The Sub-Advisor seeks to identify individual securities and market sectors that, through fundamental analysis, it believes are undervalued on a current or historical basis relative to other securities within that sector, or for sectors relative to other market sectors.
When considering whether to sell securities held by the Fund,  the Sub-Advisor may increase or decrease exposure to any particular sectors or durations in light of changing outlooks for the economy, interest rates and inflation.
The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. Currency forwards may be used to gain a currency position. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. The Fund may use interest rate futures to assist in the risk management and liquidity of the Fund. Credit default swaps and total return swaps may be used to gain exposure that is not available in the cash bond market.  The Fund may also invest a portion of its assets in high yield or "junk securities".
The Fund's investment policy of investing 80% of its assets, plus amounts borrowed for investment purposes, in short duration fixed income securities, with an average duration of nine to twelve months,  may be changed without shareholder approval upon sixty (60) days prior written notice to shareholders.

PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  The Fund will be subject to the following principal risks:
Fixed Income Risk.  The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile. Fixed income securities are also subject to credit risk. Credit risk includes the possibility that an issuer may fail to make timely payments of interest or principal.
Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions.
U.S. Government Agency Securities Risk.  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Further, there is no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) that issue or guarantee certain securities. If a government agency or a government-sponsored enterprise is unable to meet its obligations, the Fund may experience a loss.
Credit Risk. There is the risk that the issuer or guarantor of a debt security will fail to make timely payment of interest or principal. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer's ability to make timely payments on its obligations. Since the Sub-Advisor invests in lower quality debt securities considered speculative in nature, this risk will be substantial.

Derivative Risk. Using derivatives exposes the Fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivatives themselves behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase fund volatility. The Fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.
High-Yield Securities Risk. Investments in high-yield securities rated below investment grade, or ''junk bonds'', generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, high-yield bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer's ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. High-yield securities also may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.
Interest Rate Risk. There is the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. Currently, interest rates are at or near historic lows, which may increase the Fund's exposure to the risks associated with rising interest rates. The price of a bond is also affected by its duration. Bonds with longer duration generally have greater sensitivity to changes in interest rates.
Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions.  The Fund's performance per share will change daily in response to such factors.
Mortgage-Related and Other Asset-Backed Securities Risk. The risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk.

Municipal Securities Risk. The risk that municipal or state issuers may be not be able to pay interest or repay principal due to adverse economic, business or political developments. In addition, the Fund may be more sensitive to such adverse developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state or municipality.
Securities Selection Risk. Securities selected by the Sub-Advisor may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.
Unrated Securities Risk. The Sub-Advisor may purchase securities that are not rated by any rating organization and may internally assign ratings to certain of those securities, after assessing their credit quality, in categories of those similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.
New Fund Risk.  The Fund was formed in 2014.  Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.
PERFORMANCE INFORMATION
Because the Fund has not been in operation for an entire calendar year, there is no Fund performance information to be presented here.  You may request a copy of the Fund's annual and semi-annual reports, once available, at no charge by calling the Fund.  Interim information on the Fund's results can be obtained by visiting www.ncfunds.com/fundsearch/.
MANAGEMENT OF THE FUND'S PORTFOLIO
The Fund's investment advisor is SF Advisors, LLC. The Fund's investment sub-advisor is Logan Circle Partners, L.P. The Fund's portfolio is managed on a day-to-day basis by Portfolio Managers Scott Pavlak, CFA and Peter Mahoney, who have managed the Fund since its inception. Mr. Pavlak is a portfolio manager and the Head of the Short Duration team for the Sub-Advisor. Mr. Mahoney is a portfolio manager at Logan Circle and member of the Short Duration team.
PURCHASE AND SALE OF FUND SHARES
With the exception of the SF Group Select Growth Equities Fund, the minimum initial investment for the SF Group Funds is $5 million. The minimum initial investment for the Select Growth Equities Fund is $1 million.

You can redeem Fund shares directly from the Funds by mail, facsimile, telephone, and bank wire.  Redemption orders by mail should specify the name of the Fund and be sent to SF Group Funds, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Redemption orders by facsimile should be transmitted to 919-882-9281.  Please call the Funds at 1-800-773-3863 to conduct telephone transactions or to receive wire instructions for bank wire orders.  Investors who wish to redeem Fund shares through a broker-dealer should contact the broker-dealer directly.
TAX INFORMATION
The Funds' distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

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